NATIONWIDE MUTUAL FUNDS
Nationwide Bond Fund
Nationwide Core Plus Bond Fund
Nationwide Government Bond Fund
Nationwide Government Money Market Fund
Nationwide HighMark Bond Fund
Nationwide HighMark California Intermediate Tax Free Bond Fund
Nationwide HighMark National Intermediate Tax Free Bond Fund
Nationwide HighMark Short Term Bond Fund
Nationwide High Yield Bond Fund
Nationwide Inflation-Protected Securities Fund
Nationwide Ziegler Wisconsin Tax Exempt Fund

Supplement dated June 22, 2017
to the Prospectus dated February 28, 2017 (as revised May 24, 2017)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Government Bond Fund

On June 14, 2017, the Board of Trustees of Nationwide Mutual Funds (the "Trust"), including a majority of the trustees who are not interested persons, as defined under the Investment Company Act of 1940, as amended, ("Independent Trustees"), approved a Plan of Reorganization between the Nationwide Government Bond Fund (the "Government Bond Fund") and the Nationwide Inflation-Protected Securities Fund (the "TIPS Fund"), each a series of the Trust, pursuant to which the Government Bond Fund would be reorganized with and into the TIPS Fund (the "Government Bond Fund Reorganization"). Shareholders of the Government Bond Fund are not required, and will not be requested, to approve the Government Bond Fund Reorganization. Shareholders of the Government Bond Fund should note that the TIPS Fund invests at least 80% of its net assets in fixed-income securities that are indexed or linked to the rate of inflation in the United States, as opposed to the Government Bond Fund's investment of at least 80% of its net assets in securities issued by the United States government. As of May 31, 2017, the Government Bond Fund's trailing 12-month yield was 1.40%, 0.73%, 1.68%, and 1.02% for Class A, Class C, Institutional Service Class, and Class R shares, respectively. As of the same date, the TIPS Fund's trailing 12-month yield was 0.00%, 0.13% (annualized), and 0.09% for Class A, Institutional Service Class, and Class R6 shares, respectively. You should consult your financial advisor for more information on the potential impact that will result from the Government Bond Fund Reorganization. Further information regarding the details of the Government Bond Fund Reorganization and the TIPS Fund will be provided in a Prospectus/Information Statement that will be sent to the Government Bond Fund's shareholders at least 60 days in advance of the closing of the Government Bond Fund Reorganization.

Nationwide High Yield Bond Fund

On June 14, 2017, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved a Plan of Reorganization between the Nationwide High Yield Bond Fund (the "High Yield Bond Fund") and the Nationwide Core Plus Bond Fund (the "Core Plus Bond Fund"), each a series of the Trust, pursuant to which the High Yield Bond Fund would be reorganized with and into the Core Plus Bond Fund (the "High Yield Bond Fund Reorganization"). Shareholders of the High Yield Bond Fund are not required, and will not be requested, to approve the High Yield Bond Fund Reorganization. Shareholders of the High Yield Bond Fund should note that the Core Plus Bond Fund may only invest up to 20% of its net assets, at the time of their purchase, in high yield bonds, as opposed to the High Yield Bond Fund's investment of at least 80% of its net assets in high yield bonds. As of May 31, 2017, the Core Plus Bond Fund's trailing 12-month yield was 2.89%, 3.16%, and 3.26% for Class A, Institutional Service Class, and Class R6 shares, respectively. As of the same date, the High Yield Bond Fund's trailing 12-month yield was 5.09%, 4.60%, 5.26%, and 5.43% for Class A, Class C, Institutional Service Class, and Class R6 shares, respectively. You should consult your financial advisor for more information on the potential impact that will result from the High Yield Bond Fund Reorganization. Further information regarding the details of the High Yield Bond Fund Reorganization and the Core Plus Bond Fund will be provided in a Prospectus/Information Statement that will be sent to the High Yield Bond Fund's shareholders at least 60 days in advance of the closing of the High Yield Bond Fund Reorganization.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE